Expenses	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Expenses

9. Expenses

Expenses are detailed as follows:

	For the years ended December 31,
(EUR thousand)	2021	2020	2019
Selling and Marketing expenses	20,448	20,044	26,144
Research and Development expenses	29,616	17,390	7,826
General and Administrative expenses	62,502	58,863	50,568
Total Expenses	112,566	96,297	84,538

For the year ended December 31, 2021 Selling and Marketing expenses amount to EUR 20,448 thousand (respectively EUR 20,044 thousand in 2020 and EUR 26,144 thousand in 2019). These expenses are mainly related to personnel expenses for sales organizations. They include also depreciation for EUR 787 thousand (respectively EUR 844 thousand in 2020 and EUR 702 thousand in 2019) and release of the provision for bad and doubtful debts for EUR (933) thousand (respectively EUR 1,084 thousand accrual in 2020 and EUR 3,859 thousand accrual in 2019) of which EUR (936) thousand as release of the provision for expected credit loss and EUR 3 thousand as write off. For the years ended December 31, 2020 and 2019 the accrual for expected credit loss amounts to respectively EUR 1,079 thousand and EUR 3,656 thousand while the write off amounts to respectively EUR 5 thousand and EUR 203 thousand.

Selling and Marketing expenses slightly increase by EUR 404 thousand in 2021 compared to the previous year is due to the higher personnel cost to support the ongoing growth in the business as well as an increase in consultancies and marketing costs linked to travel and trade fairs, partially restarted after the stop in 2020 due to COVID-19 pandemic. This increase has been partially offset by the release of bad and doubtful debt provision following the improvement of some positions with external customers.

Selling and Marketing expenses decrease by EUR 6,100 thousand in 2020 compared to 2019 is due to the reduction in travel expenses and cancellation of trade fairs, as a consequence of the COVID-19 pandemic, and to the decrease in marketing activities and business consultancies. 2019 was also affected by una tantum expenses related to the 70th Anniversary from the Group founding, not present in 2020.

Research and Development expenses amounting to EUR 29,616 thousand (respectively EUR 17,390 thousand in 2020 and EUR 7,826 thousand in 2019) include costs for research and development activities to support the innovation of product range and components and include amortization of capitalized development costs for EUR 3,353 thousand (respectively EUR 2,580 thousand in 2020 and EUR 930 thousand in 2019).

Research and Development expenses increase by EUR 12,226 thousand in 2021 compared to 2020 is primarily due to the structuring of the Drug Delivery Systems Department and to the US Technology Excellence Center which became fully operational after the start-up phase in 2020, as well as an increase in personnel expenses due to new hires to sustain and progress the R&D activities launched at group level.

Research and Development expenses increase by EUR 9,564 thousand in 2020 compared to 2019 is primarily due to the development of proprietary products drug delivery systems, high-value products, engineering solutions and analytical services set-up.

General and Administrative expenses amount to EUR 62,502 thousand (respectively EUR 58,863 thousand in 2020 and EUR 50,568 thousand in 2019) and mainly comprise personnel expenses for administrative functions, consultancies, directors compensation, rental fees as well as, depreciation and amortization for EUR 5,985 thousand (respectively EUR 5,383 thousand in 2020 and EUR 6,088 thousand in 2019), of which amortization of fair value adjustments from purchase price allocations amount to EUR 1,039 thousand (EUR 1,039 thousand in 2020 and in 2019).

General and Administrative expenses increase by EUR 3,639 thousand in 2021 compared to 2020 is mainly due to the increase in consultancy and insurance costs connected to being a listed company as well as to the increase in depreciation and amortization for the new ERP (Enterprise Resource Planning system) release in some companies of the group. General and administrative expenses include non-recurring accrual reversal amounting to EUR 9,884 thousand related to cash settled awards under incentive plans 2012-2021 and 2018-2022 (early terminated in favor of the new stock grant plan 2021-2027) partially off-set by the non-recurring out of cycle bonus to personnel amounting to EUR 6,526 thousand and by the costs relating to the listing of Stevanato Group shares on NYSE amounting to EUR 794 thousand. Please refer to Note 31 for further details on incentive plans.

For the year ended December 31, 2020 compared to the year ended December 31, 2019, General and Administrative expenses increase by EUR 8,295 thousand of which EUR 2,821 thousand related to non-recurring litigation costs arising from a lawsuit raised by Clere BSD GmbH in connection with the acquisition of the operational business of Balda AG and more specifically to certain transfer fees paid by the defendant to a former vendor. The increase is also due to the business growth and the increase in personnel expenses for long term incentive and cash settled awards.